                         ANNUAL REPORT / MARCH 31, 2002

                         AIM HIGH INCOME MUNICIPAL FUND

                                  [COVER IMAGE]

                                [AIM FUNDS LOGO]

                            --Registered Trademark--

================================================================================

                                  [COVER IMAGE]

                SPRINGTIME IN CENTRAL PARK BY JANE WOOSTER SCOTT

    PARKS AND SIMILAR ATTRACTIONS CAN BE A STIMULUS TO OTHER PROJECTS IN THE

 IMMEDIATE AREA. IN SELECTING SECURITIES FOR AIM HIGH INCOME MUNICIPAL FUND, WE

    LOOK FOR BONDS THAT ARE SUPPORTED WITH REVENUE GENERATED BY WELL-MANAGED

                     PROJECTS THAT MAKE GOOD ECONOMIC SENSE.

================================================================================


ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM High Income Municipal Fund's performance figures are historical, and they reflect fund expenses, reinvestment of all distributions and changes in net asset value.

o   Had the advisor not waived fees, returns would have been lower.

o When sales charges are included in performance figures, Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class A, Class B and Class C shares will differ due to different sales charge structures and class expenses.

o The 30-day yield is calculated on the basis of a formula defined by the Securities and Exchange Commission (SEC). The formula is based on the portfolio's potential earnings from dividends, interest and yield-to-maturity or yield-to-call of the bonds in the portfolio, net of all expenses, annualized and calculated at maximum offering price (MOP).

o The taxable-equivalent yield is calculated in the same manner as the 30-day yield with an adjustment for a stated, assumed tax rate.

o The fund's annualized distribution rate reflects the fund's most recent monthly dividend distribution multiplied by 12 and divided by the most recent month-end maximum offering price (MOP).

o Investing in higher-yielding, lower-rated municipal bonds (commonly known as junk bonds) has a greater risk of price fluctuation and loss of principal and income than investing in higher-rated general obligation municipal bonds and U.S. Treasury securities, such as U.S. Treasury bills, notes and bonds, for which the government guarantees repayment of principal and interest if held to maturity. Fund shares are not insured, and their value will vary with market conditions.

o The fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Lehman Municipal Bond Index, which represents the performance of investment-grade municipal bonds, is compiled by Lehman Brothers, a well-known global investment bank.

o The unmanaged Lipper High Yield Municipal Debt Index represents an average of the 30 largest high-yield municipal bond funds tracked by Lipper, Inc., an independent mutual fund performance monitor.

   An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT
     AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

  This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

                    DEAR FELLOW SHAREHOLDER:

[PHOTO OF           Municipal bond funds such as yours provided welcome relief
ROBERT H.           from a difficult stock market during the fiscal year ended
GRAHAM]             March 31, 2002, and the tax-exempt status of their earnings enhanced their appeal. During 2000 and 2001, the U.S. stock market as represented by the S&P 500 produced negative returns two calendar years in a row for the first time since the 1970s. And there was no comfort overseas; the global
                    MSCI World Index also produced negative returns both years.

                        As usually occurs when stock markets are weak,
                    fixed-income investments did well. The investment-grade Lehman Municipal Bond Index produced positive returns during 2000 and 2001, and for the fiscal year covered by this report it outperformed both the S&P 500 and the MSCI World. Investors, shifting their focus from volatile stocks, sought out investments such as AIM High Income Municipal Fund and net assets in your fund rose during the fiscal year.

    Conditions have been trying on many levels.

o On the geopolitical level, the appalling terrorist attacks of September 11 unnerved the stock markets, increasing demand for fixed-income securities such as those in which your fund invests. Late in the fiscal year, renewed violence in the Mideast cast its shadow over the markets.

o On the macroeconomic level, the United States officially slipped into recession in March 2001 for the first time in a decade, though it now appears the slowdown was brief.

o At the individual firm level, the Enron bankruptcy has occasioned a confidence crisis that has unsettled markets. While we do not yet have all the details about what happened at Enron, it clearly has resulted in a new level of skepticism of financial statements. AIM strongly believes that sound accounting policies, full and accurate financial disclosure and independent audits are absolutely essential to maintain the integrity of the markets and the confidence of investors, and will support any legislative or regulatory changes that may be desirable to further these objectives.

WHAT SHOULD INVESTORS DO NOW?

Mindful of recent events and scandals and continuing difficulty in the equity markets, many of our shareholders have asked us what they should do about their investments. We cannot offer individualized advice--that is the role of your financial advisor. But we can offer insights we have gained over many years in this business.

o First is the crucial importance of diversification--a major lesson of the Enron story that is reinforced by the disparate performance of equity and fixed-income investments in recent years. A diversified portfolio including different classes of securities and various investment strategies can offer protection from changes in market sentiment.

o A second insight is the value of a long time horizon. Whatever current market conditions are like, our portfolio managers will continue to invest your money using the time-tested disciplines AIM has employed for more than a quarter century. We consider a long-term perspective the most advisable course for our shareholders. Changing your portfolio on the basis of short-term events and market moves rarely proves beneficial.

o Finally, we encourage you to stay in touch with your financial advisor, who is familiar with your investment goals, time horizon and tolerance for risk. Your advisor can help you build a diversified portfolio and stay focused on your goals.

YOUR FUND'S PERFORMANCE

While the Fed's unprecedented series of short-term interest rate cuts during 2001 caused many fixed-income investors' yields to decline, the fund continued to provide shareholders with steady income free from federal income tax. At the close of the fiscal year, the fund's 30-day distribution rate at maximum offering price was 5.92%, for a tax-equivalent distribution rate at maximum offering price of 9.64% (for an individual in the 38.6% tax bracket). Moreover, the fund's one-year total return of 6.41% (Class A shares at net asset value) compares quite favorably to the negative one-year returns of many equity funds. Again this year, AIM High Income Municipal Fund accomplished its goal of providing tax-conscious investors with attractive current income.

    The following pages contain your portfolio managers' discussion of how they have managed the portfolio during the fiscal year, how the markets affected the fund, and the fund's long-term record. We hope you find their discussion informative.

    Up-to-date information about your fund is available on our Web site, www.aimfunds.com. You can contact AIM through our Client Services Department at
(800) 959-4246. We understand that our shareholders are relying on us for the growth of their investments, and we want you to know that all of us are working diligently to that end.

    Thank you for your continued participation in The AIM Family of Funds--Registered Trademark--.

Sincerely,

/s/ ROBERT H. GRAHAM

Robert H. Graham
Chairman
May 15, 2002

MUNIS CONTINUE TO OFFER SAFETY, ATTRACTIVE INCOME

HOW DID AIM HIGH INCOME MUNICIPAL FUND FARE DURING THE FISCAL YEAR?

While falling short-term interest rates caused bond yields to decline during the year, AIM High Income Municipal Fund provided shareholders with current income, exempt from federal income taxes, together with attractive total returns.

    For the year ended March 31, 2002, the fund's Class A, Class B and Class C shares returned 6.41%, 5.47% and 5.47%, respectively, at net asset value--meaning excluding sales charges. These total returns exceeded those of the Lehman Municipal Bond Index, which returned 3.81% for the fiscal year. The fund's absolute and tax-adjusted distribution rate and 30-day SEC yield are shown in the table nearby.

WHAT WERE THE MAJOR TRENDS IN THE FINANCIAL MARKETS?

After a decade-long expansion, the U.S. economy began 2001 showing signs of weakness--prompting the Federal Reserve Board (the Fed) to embark on an aggressive, year long series of short-term interest rate cuts. The Fed lowered rates an unprecedented 11 times in 2001 in an effort to stimulate economic growth. Stimulus was clearly needed: Gross Domestic Product (GDP, the broadest measure of economic activity) declined from an annualized rate of 1.2% in the first quarter of 2001 to 0.3% in the second quarter. Weakness in the industrials and information technology sectors spread and companies in a variety of industries reported weak sales and earnings.

    Weakening corporate earnings and disappointing stock market performance prompted many investors who had previously favored stocks to seek safety--either by shifting from previously high-flying growth stocks to more value-oriented stocks, or by shifting from stocks to fixed-income investments. The terrorist attacks of September 11 heightened investors' search for "safe havens"--and for good reason. GDP actually declined at an annualized rate of 1.3% in the third quarter. But consumers showed remarkable resilience. Despite rising unemployment, consumers bought autos and homes in near-record numbers. Strong consumer spending, other signs of a stabilizing economy and preliminary American success in the war against terrorism prompted the Fed to hold rates steady at a 40-year low. Investors, meanwhile, began to show a willingness to accept greater risks in return for greater potential returns.

WHAT WERE THE TRENDS IN THE MUNICIPAL BOND MARKET?

Municipal issuance was strong for the fiscal year; indeed for calendar year 2001 issuance totaled $342.6 billion, a record. States, cities, school districts and other municipal entities took advantage of

================================================================================

FUND AT A GLANCE [IMAGE]

AIM High Income Municipal Fund seeks a high level of current income exempt from federal income taxes.

o Invests in a diversified portfolio of municipal securities rated BBB/Baa or lower by national bond rating agencies--or non-rated bonds judged by managers to be of similar quality

o Invests in municipal securities that managers believe have favorable prospects for high current income

================================================================================

FUND OFFERS ATTRACTIVE INCOME                                      As of 3/31/02

================================================================================

                 30-Day       Taxable Equivalent     30-Day   Taxable Equivalent
          Distribution Rate  Distribution Rate*    SEC Yield   30-Day SEC Yield*
                At MOP             At MOP            At MOP         At MOP

CLASS A          5.92%              9.64%             6.08%          9.90%


CLASS B          5.47               8.91              5.61           9.14


CLASS C          5.47               8.91              5.61           9.14

*Assumes highest marginal federal income tax rate in effect on March 31, 2002

================================================================================

GROWTH OF NET ASSETS [BAR CHART]

In Millions

        $95        $118

      3/31/01     3/31/02

================================================================================

PORTFOLIO COMPOSITION

As of 3/31/02

================================================================================
                                                      % OF
TOP FIVE HOLDINGS              COUPON   MATURITY    PORTFOLIO
================================================================================
1. ONONDAGA
   (COUNTY OF) INDUSTRIAL
   DEVELOPMENT AGENCY           7.00%    11/1/30       1.8%

2. OVERLAND PARK,
   (CITY OF)
   DEVELOPMENT CORP.            7.38      1/1/32       1.7

3. BEAVER
   (COUNTY OF) INDUSTRIAL
   DEVELOPMENT AUTHORITY        7.63      5/1/25       1.5

4. BOULDER (CITY OF)            5.85      1/1/22       1.4

5. ROCKDALE (COUNTY OF)
   DEVELOPMENT AUTHORITY        7.50      1/1/26       1.3

The fund's portfolio is subject to change, and there is no assurance the fund will continue to hold any particular security.
================================================================================



================================================================================
CREDIT RATING OF HOLDINGS              [PIE CHART]
================================================================================

AAA             2.4%

AA              1.2%

A               3.5%

NOT RATED      68.7%

BBB            18.1%


BB              3.4%

B               2.7%


REVENUE BONDS 95.5%               GENERAL OBLIGATION BONDS 4.5%

NUMBER OF BOND HOLDINGS 174       WEIGHTED AVERAGE MATURITY 22.7 YEARS

DURATION 8.8 YEARS
================================================================================

falling interest rates by calling older, higher-coupon bonds and issuing new bonds with lower coupons.

    This heavy issuance was met with strong demand as investors sought refuge from the volatile stock market. For most of the year, investor interest in municipal bonds remained keen, and inflows into municipal bond funds was strong. However, during the fourth quarter of 2001 and the first quarter of 2002--as economic indicators grew more positive and as the stock market rallied--some investors began to seek out riskier fare by shifting assets from fixed-income investments to equities.

    While issuance of below-investment-grade bonds was comparatively light during the year, demand was steady--and that was a positive for the high-yield municipal bond market. With limited supply and steady demand, prices were strong. Indeed, for calendar year 2001, lower-quality municipal bonds outperformed the broad municipal bond market. This trend continued in the first quarter of 2002.

HOW DID YOU MANAGE THE FUND?

During the fiscal year, we increased the fund's duration slightly, from 8.2 years to 8.8 years. Duration is an indicator of the sensitivity of a bond's value to changes in market interest rates. Funds with longer duration tend to be more sensitive to price fluctuations. We also slightly increased the fund's weighted average maturity, since better yields were available on the longer end of the yield curve.

    The fund benefited from its allocation to hospital and housing bonds, which were among the best-performing sectors of the high-yield municipal market during the fiscal year. We decreased our exposure to hotel and airport bonds following the terrorist attacks of September 11; the resulting downturn in travel made such bonds much more volatile.

    As always, we relied on careful credit analysis and intensive research when deciding whether or not to buy a particular bond. We looked for positive and recurring cash flows from projects, strict loan covenants and collateral to ensure that bonds are repaid in a timely manner. We also strove to maintain broad diversification by sector, credit rating and geography to avoid undue single-issuer risk.

WHAT WERE CONDITIONS LIKE AT THE CLOSE OF THE FISCAL YEAR?

As the fiscal year ended, there were definite signs that the economy was recovering. GDP for the fourth quarter of 2001 grew at an annualized rate of 1.7%, surprising economists, many of whom feared that growth might be negative. Initial estimates pegged first-quarter GDP at a much-stronger-than-expected 5.8% annualized rate. As the economy grew and economic indicators appeared increasingly positive, the Fed declared that future risks to the economy were evenly weighted between weakness and inflation; its neutral bias suggested that interest rates may have bottomed.

    But even as the economy appeared to strengthen, investors continued to appreciate the safety of municipal bonds and the tax-exempt income they provide.

          SEE IMPORTANT FUND AND INDEX DISCLOSURES INSIDE FRONT COVER.

YOUR FUND'S LONG-TERM PERFORMANCE

The graph at right compares the performance of AIM High Income Municipal Fund to its benchmark indexes. It is intended to give you a general idea of how your fund performed compared to these indexes over the period 1/2/98-3/31/02. (Data for the indexes are for the period 12/31/97-3/31/02.)

    It is important to understand the difference between your fund and an index. A market index such as the Lehman Municipal Bond Index is not managed and incurs no sales charges, expenses or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment return.

    Bear in mind that the Lehman Municipal Bond Index is an index of investment-grade municipal securities. Your fund, in contrast, invests primarily in below-investment-grade municipal securities.

    An index of funds such as the Lipper High Yield Municipal Debt Index includes a number of mutual funds grouped by investment objective. Each of these funds interprets that objective differently, and each employs a different management style and investment strategy.

    Your fund's total return, in contrast, includes sales charges, expenses and management fees. Performance of the fund's Class A, B and C shares will differ due to different sales charge structures and class expenses. For fund performance calculations and indexes in this report, please see the inside front cover.

    Performance shown in the graph does not reflect taxes a shareholder would pay on fund distributions or on redemption of fund shares. Index performance does not reflect the effects of taxes either.

================================================================================

RESULTS OF A $10,000 INVESTMENT                                   1/2/98-3/31/02

================================================================================
In thousands

         AIM HIGH   AIM HIGH     AIM HIGH
          INCOME     INCOME       INCOME                    LIPPER
         MUNICIPAL  MUNICIPAL    MUNICIPAL    LEHMAN      HIGH YIELD
           FUND,      FUND,        FUND,     MUNICIPAL     MUNICIPAL
          CLASS A    CLASS B      CLASS C      BOND          DEBT
          SHARES     SHARES       SHARES       INDEX         INDEX
         ---------  ---------    ---------   ---------    ----------
01/98      9,525      10,000      10,000       10,000       10,000
01/98      9,558      10,024      10,022       10,103       10,096
02/98      9,592      10,043      10,051       10,106       10,121
03/98      9,624      10,080      10,078       10,115       10,137
04/98      9,609      10,047      10,055       10,070       10,116
05/98      9,748      10,187      10,184       10,229       10,243
06/98      9,819      10,255      10,252       10,269       10,299
07/98      9,824      10,263      10,260       10,294       10,315
08/98      9,986      10,415      10,412       10,454       10,445
09/98     10,088      10,526      10,523       10,585       10,533
10/98     10,074      10,495      10,492       10,585       10,507
11/98     10,110      10,525      10,522       10,622       10,526
12/98     10,125      10,535      10,532       10,648       10,557
01/99     10,190      10,597      10,594       10,775       10,643
02/99     10,146      10,554      10,552       10,727       10,617
03/99     10,202      10,607      10,604       10,742       10,643
04/99     10,260      10,650      10,647       10,769       10,686
05/99     10,245      10,639      10,636       10,707       10,640
06/99     10,118      10,490      10,487       10,553       10,524
07/99     10,114      10,480      10,477       10,591       10,549
08/99      9,934      10,286      10,283       10,506       10,423
09/99      9,837      10,178      10,175       10,510       10,404
10/99      9,541       9,864       9,861       10,397       10,241
11/99      9,537       9,864       9,861       10,507       10,306
12/99      9,354       9,657       9,665       10,428       10,173
01/00      9,180       9,481       9,479       10,382       10,047
02/00      9,261       9,559       9,556       10,503       10,148
03/00      9,408       9,703       9,701       10,732       10,300
04/00      9,350       9,626       9,634       10,668       10,257
05/00      9,281       9,559       9,556       10,613       10,199
06/00      9,420       9,694       9,702       10,894       10,342
07/00      9,536       9,808       9,804       11,045       10,447
08/00      9,533       9,808       9,804       11,215       10,574
09/00      9,529       9,797       9,793       11,157       10,549
10/00      9,592       9,855       9,851       11,279       10,581
11/00      9,599       9,855       9,851       11,364       10,567
12/00      9,708       9,947       9,955       11,645       10,653
01/01      9,738       9,982       9,979       11,760       10,725
02/01      9,802      10,041      10,038       11,798       10,785
03/01      9,889      10,135      10,132       11,904       10,861
04/01      9,885      10,112      10,109       11,776       10,796
05/01     10,009      10,230      10,227       11,903       10,913
06/01     10,121      10,338      10,335       11,983       10,994
07/01     10,255      10,480      10,477       12,160       11,134
08/01     10,436      10,647      10,644       12,361       11,307
09/01     10,347      10,550      10,547       12,319       11,225
10/01     10,460      10,658      10,655       12,465       11,275
11/01     10,430      10,620      10,617       12,361       11,209
12/01     10,376      10,559      10,556       12,243       11,120
01/02     10,490      10,669      10,666       12,455       11,218
02/02     10,593      10,766      10,763       12,604       11,293
03/02     10,521      10,515      10,685       12,357       11,187

                                                        Source: Lipper Inc.

          Past performance cannot guarantee comparable future results.

DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOU FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.
================================================================================

AVERAGE ANNUAL TOTAL RETURNS

As of 3/31/02, including sales charges

================================================================================
                                                            AFTER TAXES ON
                                        AFTER TAXES ON     DISTRIBUTIONS AND
                        BEFORE TAXES    DISTRIBUTIONS     SALE OF FUND SHARES
CLASS A SHARES
 Inception (1/2/98)        1.20%             1.20%               2.08%
  1 year                   1.34              1.34                3.20

CLASS B SHARES
 Inception (1/2/98)        1.19%             1.19%               1.95%
  1 year                   0.48              0.48                2.47

CLASS C SHARES
 Inception (1/2/98)        1.57%             1.57%               2.25%
  1 year                   4.47              4.47                4.92

After-tax returns include sales charges and are calculated using the historic highest individual federal marginal income tax rate and do not reflect the effect of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares in tax-deferred accounts such as 401(k)s or IRAs.

================================================================================

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

MARCH 31, 2002

                                                 PAR        MARKET
                                                (000)       VALUE
MUNICIPAL OBLIGATIONS-98.21%

ARIZONA-1.49%

Pima (County of) Industrial Development
  Authority (Health Care Facilities); Series
  2000 A RB
  8.25%, 11/15/22                              $   640   $    649,843
---------------------------------------------------------------------
  8.50%, 11/15/32                                  300        307,752
---------------------------------------------------------------------
Pima (County of) Industrial Development
  Authority (Radisson City Center Project);
  Refunding Series 2002 RB
  7.00%, 12/01/12                                  800        800,000
=====================================================================
                                                            1,757,595
=====================================================================

CALIFORNIA-1.67%

California (State of) Educational Facilities
  Authority (Fresno Pacific University);
  Series 2000 A RB
  6.75%, 03/01/19                                1,000      1,073,780
---------------------------------------------------------------------
California (State of) Educational Facilities
  Authority (Keck Graduate Institute); Series
  2000 RB
  6.75%, 06/01/30                                  390        413,872
---------------------------------------------------------------------
Los Angeles (City of) Regional Airports
  Improvement Corp. (Los Angeles
  International Airport-Sub Lease
  Facilities); Refunding Series 2002 A1 RB
  7.13%, 12/01/24                                  500        485,350
=====================================================================
                                                            1,973,002
=====================================================================

COLORADO-8.62%

Colorado (State of) Education & Cultural
  Facilities Authority (Academy Charter
  School Project); Series 2000 RB
  7.13%, 12/15/30                                1,195      1,270,046
---------------------------------------------------------------------
Colorado (State of) Education & Cultural
  Facilities Authority (Charter
  School-Compass Montessori Project); Series
  2002 R-1 RB
  8.00%, 02/15/32                                1,000        993,670
---------------------------------------------------------------------
Colorado (State of) Education & Cultural
  Facilities Authority (Charter
  School-Littleton Academy Building Project);
  Series 2002 RB
  6.00%, 01/15/22                                  500        486,415
---------------------------------------------------------------------
Colorado (State of) Education & Cultural
  Facilities Authority (Charter School-Peak
  to Peak Project); Series 2001 RB
  7.63%, 08/15/31                                  500        500,600
---------------------------------------------------------------------

                                                 PAR        MARKET
                                                (000)       VALUE
COLORADO-(CONTINUED)

Colorado (State of) Education & Cultural
  Facilities Authority (Charter School-Platte
  Academy Project); Series 2002 A RB
  7.25%, 03/01/22                              $   500   $    489,655
---------------------------------------------------------------------
  7.25%, 03/01/32                                  500        482,250
---------------------------------------------------------------------
Colorado (State of) Education & Cultural
  Facilities Authority (Charter
  School-University Lab School Project);
  Series 2001 RB
  6.13%, 06/01/21                                  150        147,742
---------------------------------------------------------------------
  6.25%, 06/01/31                                  500        490,095
---------------------------------------------------------------------
Colorado (State of) Health Facilities
  Authority (Portercare Adventist Health);
  Hospital Series 2001 RB
  6.50%, 11/15/31                                  500        519,810
---------------------------------------------------------------------
Colorado (State of) Health Facilities
  Authority (Volunteers of America); Health
  and Residential Care Facilities Series 1999
  A RB
  6.00%, 07/01/29                                  850        701,887
---------------------------------------------------------------------
Denver (City of) Health and Hospital
  Authority; Health Care Facilities Series
  2001 A RB
  6.00%, 12/01/31                                  750        728,700
---------------------------------------------------------------------
La Plata (County of) Recreational Facilities
  (Durango Mountain Resort Project);
  Refunding Series 2001 A RB
  6.88%, 02/01/12                                1,000        970,870
---------------------------------------------------------------------
Saddle Rock (City of) South Metropolitan
  District No. 2 (Mill Levy Obligation);
  Limited Tax Series 2000 GO
  7.20%, 12/01/19                                  615        629,373
---------------------------------------------------------------------
St. Vincent General Hospital District; Series
  1999 RB
  6.00%, 12/01/19                                  885        778,039
---------------------------------------------------------------------
University of Northern Colorado (Auxiliary
  Facility System); Refunding and Improvement
  Series 2001 RB
  5.00%, 06/01/23(a)                             1,000        974,450
=====================================================================
                                                           10,163,602
=====================================================================

CONNECTICUT-0.29%

Connecticut (State of) Development Authority
  (Watson Foods Co., Inc. Project);
  Series 1998 IDR
  5.90%, 06/01/28(b)                               415        337,690
=====================================================================

DISTRICT OF COLUMBIA-0.67%

District of Columbia (Tobacco Settlement
  Financing Corp.); Asset Backed Series 2001
  RB
  6.50%, 05/15/33                                  750        794,797
=====================================================================

                                                 PAR        MARKET
                                                (000)       VALUE

FLORIDA-8.17%

Cory Lakes (District of) Community
  Development; Special Assessment
  Series 2001 A GO
  8.38%, 05/01/17                              $   515   $    548,264
---------------------------------------------------------------------
  Series 2001 B GO
  8.38%, 05/01/17                                  500        510,215
---------------------------------------------------------------------
Fishhawk (District of) Community Development;
  Special Assessment Series 1996 GO
  7.63%, 05/01/18                                  970      1,037,396
---------------------------------------------------------------------
Lexington Oaks (District of) Community
  Development; Special Assessment Series 2000
  B GO
  6.70%, 05/01/07                                  580        590,307
---------------------------------------------------------------------
Miami Beach (City of) Health Facilities
  Authority (Mount Sinai Medical Center);
  Hospital Series 2001 A RB
  6.70%, 11/15/19                                1,000        903,390
---------------------------------------------------------------------
Orange (County of) Housing Finance Authority
  (Brentwood Park Apartments Project);
  Multifamily Housing Series 1998 G RB
  6.40%, 07/01/32                                1,490      1,383,271
---------------------------------------------------------------------
Orange (County of) Housing Finance Authority
  (Palm West Apartments Project); Multifamily
  Housing Series 1999 B RB
  6.50%, 03/01/34                                1,000        912,870
---------------------------------------------------------------------
Poinciana (District of) Community
  Development; Special Assessment Series 2000
  A GO
  7.13%, 05/01/31                                1,000      1,034,000
---------------------------------------------------------------------
Sumter (County of) Industrial Development
  Authority (Wecare Nursing Center Project);
  Health Care Facilities Series 1999 A RB
  6.75%, 04/01/29                                1,405      1,189,276
---------------------------------------------------------------------
Urban Orlando (District of) Community
  Development; Capital Improvement
  Special Assessment
  Series 2001 A RB
  6.95%, 05/01/33                                1,000        980,580
---------------------------------------------------------------------
  Series 2001 B RB
  6.40%, 05/01/10                                  550        545,688
=====================================================================
                                                            9,635,257
=====================================================================

GEORGIA-3.87%

Atlanta (City of) Tax Increment (Atlantic
  Station Project); Series 2001 RB
  7.75%, 12/01/14                                  750        729,015
---------------------------------------------------------------------
  7.90%, 12/01/24                                  750        729,487
---------------------------------------------------------------------
Fulton (County of) Housing Authority (Azalea
  Manor Project); Multifamily Housing Series
  1998 RB
  6.50%, 02/01/28                                  780        706,157
---------------------------------------------------------------------

                                                 PAR        MARKET
                                                (000)       VALUE
GEORGIA-(CONTINUED)

Fulton (County of) Housing Authority
  (Washington Court Project); Multifamily
  Housing Series 1998 RB
  6.40%, 02/01/19                              $   730   $    681,521
---------------------------------------------------------------------
  6.50%, 02/01/28                                  225        203,699
---------------------------------------------------------------------
Rockdale (County of) Development Authority
  (Visy Paper, Inc. Project); Solid Waste
  Disposal Series 1993 IDR
  7.50%, 01/01/26(b)                             1,500      1,510,920
=====================================================================
                                                            4,560,799
=====================================================================

ILLINOIS-4.55%

Crestwood (City of); Tax Increment Refunding
  Non-Qualified Series 1994 RB
  7.25%, 12/01/08                                  100        104,221
---------------------------------------------------------------------
Illinois (State of) Health Facilities
  Authority (Bethesda Home & Retirement);
  Series 1999 A RB
  6.25%, 09/01/14                                  500        495,885
---------------------------------------------------------------------
Illinois (State of) Health Facilities
  Authority (Bohemian-Tabor Hills); Refunding
  Series 1998 A RB
  5.90%, 11/15/24                                  775        640,096
---------------------------------------------------------------------
Illinois (State of) Health Facilities
  Authority (Lifelink Corp. Obligation
  Group); Refunding Series 1998 RB
  5.70%, 02/15/24                                  850        686,655
---------------------------------------------------------------------
  5.85%, 02/15/20                                  350        301,297
---------------------------------------------------------------------
Illinois (State of) Health Facilities
  Authority (Lutheran Senior Ministries
  Obligation Group); Series 2001 A RB
  7.38%, 08/15/31                                1,280      1,276,032
---------------------------------------------------------------------
Illinois (State of) Health Facilities
  Authority (SwedishAmerican Hospital);
  Series 2000 RB
  6.88%, 11/15/30                                  700        736,449
---------------------------------------------------------------------
Round Lake Beach (City of); Tax Increment
  Refunding Series 1993 RB
  7.50%, 12/01/13                                1,000      1,037,090
---------------------------------------------------------------------
Saint Charles (City of) (Tri-City Center
  Associates Ltd. Project); Series 1993 IDR
  (LOC-Old Kent Bank)
  7.50%, 11/01/13                                   95         95,285
=====================================================================
                                                            5,373,010
=====================================================================

INDIANA-0.77%

Petersburg (City of) (Indiana Power &
  Lighting Project); Refunding Convertible
  Series 1991 PCR
  5.75%, 08/01/21                                1,000        903,960
=====================================================================

IOWA-0.09%

Iowa (State of) Finance Authority (Park West
  Housing Project); Multifamily Refunding
  Series 1993 RB
  8.00%, 10/01/23                                  100        101,379
=====================================================================

                                                 PAR        MARKET
                                                (000)       VALUE

KANSAS-2.80%

Hutchinson (City of) Health Care Facilities
  (Wesley Towers Inc.); Refunding &
  Improvement Series 1999 A RB
  6.25%, 11/15/19                              $   750   $    706,455
---------------------------------------------------------------------
Lawrence (City of) Commercial Development
  (Holiday Inn Project); Senior Refunding
  Series 1997 A IDR
  8.00%, 07/01/16(c)                                40         32,000
---------------------------------------------------------------------
Olathe (City of) Senior Living Facilities
  (Aberdeen Village Inc.); Series 2000 A RB
  7.00%, 05/15/20                                  200        202,314
---------------------------------------------------------------------
  7.50%, 05/15/24                                  330        331,204
---------------------------------------------------------------------
Overland Park (City of) Development Corp.
  (First Tier-Overland Park Project); Series
  2001 A RB
  7.38%, 01/01/32                                2,000      2,036,520
=====================================================================
                                                            3,308,493
=====================================================================

KENTUCKY-1.38%

Jefferson (County of) Health Facilities
  (Beverly Enterprises Inc. Project);
  Refunding Series 1999 RB
  5.88%, 08/01/07                                  675        659,023
---------------------------------------------------------------------
Kenton (County of) Airport Board (Delta
  Airlines Project); Special Facilities
  Series 1992 B RB
  7.25%, 02/01/22                                  500        493,725
---------------------------------------------------------------------
Newport (City of) Public Properties Corp.
  (Public Parking & Plaza); First Mortgage
  Series 2000 A-1 RB
  8.50%, 01/01/27                                  500        480,590
=====================================================================
                                                            1,633,338
=====================================================================

MARYLAND-2.01%

Howard (County of); Retirement Community
  Series 2000 A RB
  7.88%, 05/15/21                                  780        812,464
---------------------------------------------------------------------
Maryland (State of) Health and Higher
  Education Facilities Authority (Collington
  Episcopal Project); Series 2001 RB
  6.75%, 04/01/23                                  500        498,495
---------------------------------------------------------------------
Maryland (State of) Health and Higher
  Education Facilities Authority (University
  of Maryland Medical System); Series 2000 RB
  6.75%, 07/01/30                                1,000      1,059,050
=====================================================================
                                                            2,370,009
=====================================================================

MASSACHUSETTS-1.89%

Massachusetts (State of) Development
  Financing Agency (Briarwood Project);
  Series 2001 B RB
  7.50%, 12/01/16                                  500        502,105
---------------------------------------------------------------------
  7.88%, 12/01/15                                1,000      1,036,970
---------------------------------------------------------------------
Massachusetts (State of) Health and
  Educational Facilities Authority
  (Christopher House); Refunding Series 1999
  A RB
  6.88%, 01/01/29                                  750        696,097
=====================================================================
                                                            2,235,172
=====================================================================

                                                 PAR        MARKET
                                                (000)       VALUE

MICHIGAN-3.21%

Garden City (City of) Hospital Finance
  Authority (Garden City Hospital Obligated
  Group); Hospital Refunding Series 1998 A RB
  5.75%, 09/01/17                              $   500   $    363,165
---------------------------------------------------------------------
Gogebic (County of) Hospital Finance
  Authority (Grand View Health System Inc.);
  Refunding Series 1999 RB
  5.88%, 10/01/16                                  920        825,084
---------------------------------------------------------------------
Kent (County of) Hospital Finance Authority
  (Spectrum Health Project); Series 2001 A RB
  5.25%, 01/15/21                                  665        631,118
---------------------------------------------------------------------
Mecosta (County of) General Hospital;
  Refunding Unlimited Tax Series 1999 GO
  6.00%, 05/15/18                                  500        453,320
---------------------------------------------------------------------
Michigan (State of) Municipal Bond Authority
  (Detroit Academy); Public School Academy
  Series A 2001 RB
  7.90%, 10/01/21                                  500        518,400
---------------------------------------------------------------------
Michigan (State of) Municipal Bond Authority
  (YMCA Service Learn Academy); Public School
  Academy Series 2001 RB
  7.75%, 10/01/31                                  500        511,620
---------------------------------------------------------------------
Michigan (State of) Strategic Fund Ltd.
  Obligation (Detroit Edison Pollution
  Control); Refunding Series 2001 C PCR
  5.45%, 09/01/29                                  500        478,075
=====================================================================
                                                            3,780,782
=====================================================================

MINNESOTA-4.63%

Glencoe (City of) Health Care Facility
  (Glencoe Regional Health Services Project);
  Series 2001 RB
  7.40%, 04/01/21                                  250        255,660
---------------------------------------------------------------------
  7.50%, 04/01/31                                  500        511,265
---------------------------------------------------------------------
Minneapolis (City of) Health Care Facility
  (Ebenezer Society Project); Series 1993 A
  RB
  7.00%, 07/01/12                                  100         98,268
---------------------------------------------------------------------
Minneapolis (City of) Health Care Facility
  (Shelter Care Foundation); Series 1999 A RB
  6.00%, 04/01/10                                  920        896,650
---------------------------------------------------------------------
Moorhead (City of) Economic Development
  Authority (Eventide Housing Development
  Project); Multifamily Refunding Series 1998
  A RB
  6.00%, 06/01/18                                  500        459,915
---------------------------------------------------------------------
Oakdale (City of) Senior Housing (Oak Meadows
  Project); Senior Housing Series 1997 RB
  6.75%, 04/01/15                                  600        596,460
---------------------------------------------------------------------
Richfield (City of); Senior Housing Series
  2000 A RB
  6.75%, 02/01/14                                  300        309,381
---------------------------------------------------------------------
  7.38%, 02/01/19                                  435        441,160
---------------------------------------------------------------------

                                                 PAR        MARKET
                                                (000)       VALUE
MINNESOTA-(CONTINUED)

St. Paul (City of) Housing & Redevelopment
  Authority (Community of Peace Academy
  Project); Series 2001 A RB
  7.38%, 12/01/19                              $   750   $    738,990
---------------------------------------------------------------------
St. Paul (City of) Port Authority and Hotel
  Facilities (Radisson Kellogg Project);
  Series 1999 2 RB
  7.38%, 08/01/29                                1,225      1,157,625
=====================================================================
                                                            5,465,374
=====================================================================

MISSISSIPPI-0.13%

Ridgeland (City of) Urban Renewal (The
  Orchard Limited Project); Refunding Series
  1993 A RB
  7.75%, 12/01/15                                  150        154,939
=====================================================================

MISSOURI-1.35%

Fenton (City of) Tax Increment (Gravois
  Bluffs Project); Refunding & Improvement
  Series 2001 RB
  7.00%, 10/01/21                                1,050      1,093,984
---------------------------------------------------------------------
St. Louis (City of) Airport; Series 2000 RB
  6.00%, 01/01/08                                  500        503,800
=====================================================================
                                                            1,597,784
=====================================================================

NEVADA-2.70%

Boulder (City of) (Boulder City Hospital Inc.
  Project); Refunding Hospital Series 1998 RB
  5.85%, 01/01/22                                2,000      1,660,660
---------------------------------------------------------------------
Clark (County of) (Nevada Power Company
  Project); Series 1992 C IDR
  7.20%, 10/01/22                                1,000      1,025,960
---------------------------------------------------------------------
University of Nevada (Community College
  System); Series 2002 A RB
  5.40%, 07/01/31(a)                               500        496,320
=====================================================================
                                                            3,182,940
=====================================================================

NEW HAMPSHIRE-0.87%

New Hampshire (State of) Business Financial
  Authority (Alice Peck Day Health System);
  Series 1999 A RB
  6.88%, 10/01/19                                1,050      1,015,318
---------------------------------------------------------------------
New Hampshire (State of) Higher Educational &
  Health Facilities Authority (Daniel Webster
  College); Series 1994 RB
  7.63%, 07/01/04(d)(e)                             10         11,058
=====================================================================
                                                            1,026,376
=====================================================================

NEW JERSEY-4.59%

New Jersey (State of) Economic Development
  Authority (Continental Airlines Inc.
  Project); Special Facility Series 2000 RB
  7.00%, 11/15/30(b)                               500        475,150
---------------------------------------------------------------------
  7.20%, 11/15/30(b)                               425        413,912
---------------------------------------------------------------------

                                                 PAR        MARKET
                                                (000)       VALUE
NEW JERSEY-(CONTINUED)

New Jersey (State of) Economic Development
  Authority (Hamilton Continued Care); First
  Mortgage Series 2000 A RB
  8.35%, 11/01/30                              $ 1,200   $  1,213,272
---------------------------------------------------------------------
New Jersey (State of) Economic Development
  Authority (Seashore Gardens Project); First
  Mortgage Series 2001 RB
  8.00%, 04/01/23                                  800        796,768
---------------------------------------------------------------------
  8.00%, 04/01/31                                  500        493,340
---------------------------------------------------------------------
New Jersey (State of) Economic Development
  Facilities Authority (Cedar Crest Village
  Inc.); Retirement Community Services Series
  2001 A RB
  7.25%, 11/15/21                                  500        486,695
---------------------------------------------------------------------
New Jersey (State of) Health Care Facilities
  Financing Authority (Raritan Bay Medical
  Center); Series 1994 RB
  7.25%, 07/01/14                                   50         50,555
---------------------------------------------------------------------
  7.25%, 07/01/27                                1,500      1,487,745
=====================================================================
                                                            5,417,437
=====================================================================

NEW YORK-5.94%

Monroe (County of) Industrial Development
  Agency (Woodland Village Project); Civic
  Facility Series 2000 RB
  8.55%, 11/15/32                                1,000      1,066,030
---------------------------------------------------------------------
New York (City of) Industrial Development
  Agency (Field Hotel Associates LP);
  Refunding Series 1998 RB
  5.80%, 11/01/13                                  475        397,584
---------------------------------------------------------------------
New York (City of) Industrial Development
  Agency (Marymount Manhattan College
  Project); Civic Facility Series 1993 RB
  7.00%, 07/01/03(d)(e)                            150        160,458
---------------------------------------------------------------------
New York (City of) Industrial Development
  Agency (Polytechnic University Project);
  Civic Facility Series 2000 RB
  6.13%, 11/01/30                                  500        513,085
---------------------------------------------------------------------
Onondaga (County of) Industrial Development
  Agency Solid Waste Disposal Facility
  (Solvay Paperboard LLC Project); Refunding
  Series 1998 IDR
  7.00%, 11/01/30(b)                             2,000      2,062,220
---------------------------------------------------------------------
Orange (County of) Industrial Development
  Agency (Arden Hill Life Care Center
  Newburgh); Civic Facility Series 2001 C RB
  7.00%, 08/01/31                                  550        526,883
---------------------------------------------------------------------
Suffolk (County of) Industrial Development
  Agency (Spellman High Voltage Facility);
  Series 1997 A IDR
  6.38%, 12/01/17(b)                               350        322,959
---------------------------------------------------------------------

                                                 PAR        MARKET
                                                (000)       VALUE
NEW YORK-(CONTINUED)

Syracuse (City of) Industrial Development
  Agency (Jewish Home); First Mortgage Series
  2001 A RB
  7.38%, 03/01/21                              $   350   $    358,806
---------------------------------------------------------------------
  7.38%, 03/01/31                                  500        508,770
---------------------------------------------------------------------
Westchester (County of) Industrial
  Development Agency (Hebrew Hospital Senior
  Housing Inc.); Continuing Care Retirement
  Series 2000 A RB
  7.00%, 07/01/21                                  600        590,388
---------------------------------------------------------------------
  7.38%, 07/01/30                                  500        500,310
=====================================================================
                                                            7,007,493
=====================================================================

NORTH CAROLINA-1.23%

North Carolina (State of) Medical Care
  Community Health Care Facilities (Arbor
  Acres United Methodist Community Project);
  First Mortgage Series 2002 RB
  6.38%, 03/01/32                                  500        486,000
---------------------------------------------------------------------
North Carolina (State of) Medical Care
  Community Retirement Facilities (Forest at
  Duke Project); First Mortgage Series 2002
  RB
  6.38%, 09/01/32                                  250        243,750
---------------------------------------------------------------------
North Carolina (State of) Medical Care
  Community Retirement Facilities (Village at
  Brookwood Project); First Mortgage Series
  2001 RB
  6.38%, 01/01/22                                  750        718,672
=====================================================================
                                                            1,448,422
=====================================================================

NORTH DAKOTA-0.33%

Grand Forks (City of) Senior Housing (4000
  Valley Square Project);
  Special Term Series 1997 RB
  6.38%, 12/01/34                                  495        385,481
=====================================================================

OHIO-4.20%

Cuyahoga (County of) Hospital Facilities
  (Canton Inc. Project); Series 2000 RB
  7.50%, 01/01/30                                  750        807,570
---------------------------------------------------------------------
Cuyahoga (County of) Port Authority; Tax
  Increment Series 2001 RB
  7.35%, 12/01/31                                1,000      1,001,010
---------------------------------------------------------------------
Fairfield (City of) Economic Development
  (Beverly Enterprises Inc. Project);
  Refunding Series 1992 RB
  8.50%, 01/01/03                                   35         35,411
---------------------------------------------------------------------
Franklin (County of) Health Care Facilities
  (Ohio Presbyterian); Series 2001 A RB
  7.13%, 07/01/29                                  500        491,955
---------------------------------------------------------------------
Lucas (County of) Health Care Facility
  (Sunset Retirement Communities); Refunding
  & Improvement Series 2000 A RB
  6.50%, 08/15/20                                  500        505,185
---------------------------------------------------------------------
  6.55%, 08/15/24                                  500        507,280
---------------------------------------------------------------------

                                                 PAR        MARKET
                                                (000)       VALUE
OHIO-(CONTINUED)

Madison (County of) (Madison County Hospital
  Project); Hospital Improvement Refunding
  Series 1998 RB
  6.25%, 08/01/18                              $   880   $    787,908
---------------------------------------------------------------------
  6.40%, 08/01/28                                  945        823,303
=====================================================================
                                                            4,959,622
=====================================================================

PENNSYLVANIA-13.31%

Allegheny (County of) Hospital Development
  Authority (Covenant at South Hills); Series
  2001 A RB
  8.63%, 02/01/21                                  500        521,180
---------------------------------------------------------------------
  8.75%, 02/01/31                                  500        521,965
---------------------------------------------------------------------
Allegheny (County of) Hospital Development
  Authority (Villa St. Joseph of Baden);
  Health Care Facilities Series 1998 RB
  6.00%, 08/15/28                                1,000        827,590
---------------------------------------------------------------------
Beaver (County of) Industrial Development
  Authority (Cleveland Electric Project);
  Refunding Series 1995 PCR
  7.63%, 05/01/25                                1,600      1,718,272
---------------------------------------------------------------------
Blair (County of) Industrial Development
  Authority (Village of Pennsylvania State
  Project); Series 2002 A RB
  6.90%, 01/01/22                                  500        489,390
---------------------------------------------------------------------
  7.00%, 01/01/34                                  500        487,505
---------------------------------------------------------------------
Chartiers Valley (City of) Industrial &
  Commercial Development Authority (Asbury
  Health Center); First Mortgage Refunding
  Series 1999 RB
  6.38%, 12/01/19                                1,000        949,660
---------------------------------------------------------------------
Clarion (County of) Industrial Development
  Authority (Beverly Enterprises Inc.
  Project); Refunding Series 2001 RB
  7.38%, 12/01/08                                  500        506,345
---------------------------------------------------------------------
Crawford (County of) Hospital Authority
  (Wesbury United Methodist Community);
  Senior Living Facilities Series 1999 RB
  6.25%, 08/15/29                                  750        700,748
---------------------------------------------------------------------
Cumberland (County of) Industrial Development
  Authority (Woods Cedar Run); First Mortgage
  Refunding Series 1998 A RB
  6.50%, 11/01/18()                              1,000        794,910
---------------------------------------------------------------------
Lancaster (County of) Hospital Authority
  (Saint Anne's Home); Series 1999 RB
  6.63%, 04/01/28                                1,000        956,520
---------------------------------------------------------------------
Lancaster (County of) Industrial Development
  Authority (Garden Sport Village Project);
  Series 2000 A RB
  7.60%, 05/01/22                                  250        252,255
---------------------------------------------------------------------
  7.63%, 05/01/31                                  500        503,590
---------------------------------------------------------------------
Lawrence (County of) Industrial Development
  Authority Senior Health & Housing
  Facilities (Shenango Presbyterian Center);
  Series 2001 B RB
  7.50%, 11/15/31                                1,000        947,790
---------------------------------------------------------------------

                                                 PAR        MARKET
                                                (000)       VALUE
PENNSYLVANIA-(CONTINUED)

Lehigh (County of) General Purpose Authority
  (Bible Fellowship Church Home Inc.); First
  Mortgage Series 2001 RB
  7.63%, 11/01/21                              $   250   $    243,348
---------------------------------------------------------------------
  7.75%, 11/01/33                                  750        736,050
---------------------------------------------------------------------
Montgomery (County of) Higher Education &
  Health Authority (Philadelphia Geriatric
  Center);
  Series 1999 A RB
  7.38%, 12/01/30                                1,340      1,325,461
---------------------------------------------------------------------
  Series 1999 D RB
  7.38%, 12/01/04(c)(d)                            110        121,864
---------------------------------------------------------------------
Montgomery (County of) Higher Education &
  Health Authority (Temple Continuing Care
  Center); Series 1999 RB
  6.63%, 07/01/19                                1,250      1,107,463
---------------------------------------------------------------------
  6.75%, 07/01/29                                  460        392,500
---------------------------------------------------------------------
North Penn (City of) Health Hospital and
  Education Authority (Maple Village
  Project); Hospital Series 2000 A RB
  8.00%, 10/01/32                                  300        297,963
---------------------------------------------------------------------
Pennsylvania (State of) Higher Education
  Facilities Authority (Student Association
  Inc. Project); Student Housing Series 2000
  A RB
  6.75%, 09/01/20                                  500        506,295
---------------------------------------------------------------------
  6.75%, 09/01/32                                  325        327,873
---------------------------------------------------------------------
Philadelphia (City of) Hospital & Higher
  Education Facilities Authority (Chestnut
  Hill College); Series 1999 RB
  6.00%, 10/01/29                                  500        464,245
=====================================================================
                                                           15,700,782
=====================================================================

SOUTH CAROLINA-1.58%

South Carolina (State of) Jobs and Economic
  Development Authority (Palmetto Health
  Alliance); Hospital Facilities Improvement
  Series 2000 A RB
  7.38%, 12/15/21                                  800        851,992
---------------------------------------------------------------------
South Carolina (State of) Jobs and Economic
  Development Authority (Westley Commons
  Project); Health Facilities First Mortgage
  Series 2000 RB
  7.75%, 10/01/15                                  700        714,091
---------------------------------------------------------------------
  8.00%, 10/01/31                                  300        295,161
=====================================================================
                                                            1,861,244
=====================================================================

TEXAS-10.41%

Abilene (City of) Health Facilities
  Development (Sears Methodist Retirement);
  Corporate Retirement Facilities
  Series 1998 A RB
  5.88%, 11/15/18                                1,000        877,900
---------------------------------------------------------------------
  Series 1999 RB
  5.88%, 11/15/18                                  450        393,867
---------------------------------------------------------------------
  Series 1999 RB
  6.00%, 11/15/29                                  550        464,937
---------------------------------------------------------------------

                                                 PAR        MARKET
                                                (000)       VALUE
TEXAS-(CONTINUED)

Atlanta (City of) Hospital Authority;
  Hospital Facility Series 1999 RB
  6.70%, 08/01/19                              $   500   $    476,820
---------------------------------------------------------------------
Bexar (County of) Housing Finance Corp.
  (Villa Madrid/Cumberland Apartments);
  Multifamily Housing Series 1998 A RB
  7.25%, 05/01/16                                  200        200,586
---------------------------------------------------------------------
Harris (County of) Health Facilities
  Development Corp. (Memorial Hermann Health
  Care Project); Hospital Series 2001 A RB
  6.38%, 06/01/29                                  500        514,445
---------------------------------------------------------------------
Harris (County of) Health Facilities
  Development Corp. (St. Luke's Episcopal
  Hospital); Series 2001 A RB
  5.63%, 02/15/18                                  750        747,998
---------------------------------------------------------------------
Houston (City of) Airport System (Continental
  Airlines Project); Special Facilities
  Series 2001 E RB
  6.75%, 07/01/29(b)                             1,500      1,315,335
---------------------------------------------------------------------
Matagorda (County of) Navigation District
  No.1 (Reliant Energy Project); Refunding
  Series 1999 B IDR
  5.95%, 05/01/30(b)                               500        478,960
---------------------------------------------------------------------
Meadow Parc Development Inc. (Meadow Parc
  Apartments Project); Multifamily Housing
  Series 1998 RB
  6.50%, 12/01/30                                1,000        921,090
---------------------------------------------------------------------
Midlothian (City of) Development Authority;
  Tax Increment Contract
  Series 1999 RB
  6.70%, 11/15/23                                1,000        942,870
---------------------------------------------------------------------
  Series 2001 RB
  7.88%, 11/15/26                                1,000      1,046,660
---------------------------------------------------------------------
Richardson (City of) Hospital Authority
  (Richardson Medical Center); Unrefunded
  Hospital Series 1993 RB
  6.75%, 12/01/23                                1,000      1,003,720
---------------------------------------------------------------------
Texas (State of) Gulf Coast Waste Disposal
  Authority (Valero Energy Corp. Project);
  Waste Disposal Series 2001 IDR
  6.65%, 04/01/32(b)                               900        931,869
---------------------------------------------------------------------
University of Texas (Financing System);
  Series 2001 C RB
  5.00%, 08/15/20                                1,000        966,130
---------------------------------------------------------------------
Woodhill Public Facilities Corp. (Woodhill
  Apartments Project); Multifamily Housing
  Series 1999 RB
  7.50%, 12/01/29                                1,000      1,000,520
=====================================================================
                                                           12,283,707
=====================================================================

VERMONT-0.64%

Vermont (State of) Education & Health
  Buildings Financing Agency (Copley Manor
  Project); Health Care Facilities Series
  1999 RB
  6.25%, 04/01/29                                1,000        757,350
=====================================================================

                                                 PAR        MARKET
                                                (000)       VALUE

VIRGINIA-2.40%

Albemarle (County of) Industrial Development
  Authority (Westminster-Canterbury Project);
  Residential Care Facilities Series 2001 A
  RB
  6.20%, 01/01/31                              $ 1,000   $    982,890
---------------------------------------------------------------------
Hampton (City of) Redevelopment and Housing
  Authority (Olde Hampton Hotel Association);
  First Mortgage Refunding Series 1998 A RB
  6.50%, 07/01/16                                  500        457,165
---------------------------------------------------------------------
Lynchburg (City of) Industrial Development
  Authority Residential Care Facilities (The
  Summit); Mortgage Series 2002 A RB
  6.25%, 01/01/28                                  500        490,285
---------------------------------------------------------------------
Newport News (City of) Redevelopment and
  Housing Authority (Residential Rental-St.
  Michaels); Multifamily Housing Series 1998
  RB
  7.63%, 11/01/18                                1,005        904,440
=====================================================================
                                                            2,834,780
=====================================================================

WASHINGTON-0.30%

Washington (State of) (Energy Northwest's
  Wind Project);
  Series 2001 A RB
  6.00%, 07/01/23                                  170        164,246
---------------------------------------------------------------------

                                                 PAR        MARKET
                                                (000)       VALUE
WASHINGTON-(CONTINUED)

  Series 2001 B RB
  6.00%, 07/01/23                              $   190   $    183,569
=====================================================================
                                                              347,815
=====================================================================

WISCONSIN-2.12%

Wisconsin (State of) Health & Educational
  Facilities Authority (FH Healthcare
  Development Inc. Project); Series 1999 RB
  6.25%, 11/15/20                                1,250      1,247,163
---------------------------------------------------------------------
Wisconsin (State of) Health & Educational
  Facilities Authority (New Castle Place Inc.
  Project); Series 2001 A RB
  7.00%, 12/01/31                                  250        241,208
---------------------------------------------------------------------
Wisconsin (State of) Health & Educational
  Facilities Authority (Oakwood Villlage
  Project); Series 2000 A RB
  7.63%, 08/15/30                                1,000      1,014,530
=====================================================================
                                                            2,502,901
=====================================================================
TOTAL INVESTMENTS-98.21% (Cost $118,213,790)              115,863,332
=====================================================================
OTHER ASSETS LESS LIABILITIES-1.79%                         2,111,784
=====================================================================
NET ASSETS-100.00%                                       $117,975,116
_____________________________________________________________________
=====================================================================

Investment Abbreviations:

GO   - General Obligation Bonds
IDR  - Industrial Development Revenue Bonds
LOC  - Letter of Credit
PCR  - Pollution Control Revenue Bonds
RB   - Revenue Bonds

Notes to Schedule of Investments:

(a) Secured by bond insurance provided by one of the following companies: Ambac Assurance Corp., Financial Guaranty Insurance Co., Financial Security Assurance, or MBIA Insurance Co.
(b) Security subject to the alternative minimum tax.
(c) Secured by an escrow fund of U.S. Treasury obligations.
(d) Security has an irrevocable call or mandatory put by the issuer. Maturity date reflects such call or put.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
---------------------------------------------------------------
MARCH 31, 2002

ASSETS:

Investments, at market value (cost
  $118,213,790)                                $115,863,332
-----------------------------------------------------------
Cash                                                692,402
-----------------------------------------------------------
Receivables for:
  Investments sold                                1,767,302
-----------------------------------------------------------
  Fund shares sold                                  142,916
-----------------------------------------------------------
  Interest                                        2,555,032
-----------------------------------------------------------
Investment for deferred compensation plan            23,170
-----------------------------------------------------------
Other assets                                         18,315
===========================================================
    Total assets                                121,062,469
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Investments purchased                           2,291,874
-----------------------------------------------------------
  Fund shares reacquired                            292,420
-----------------------------------------------------------
  Dividends                                         325,976
-----------------------------------------------------------
  Deferred compensation plan                         23,170
-----------------------------------------------------------
Accrued distribution fees                           103,263
-----------------------------------------------------------
Accrued trustees' fees                                1,800
-----------------------------------------------------------
Accrued transfer agent fees                           7,695
-----------------------------------------------------------
Accrued operating expenses                           41,155
===========================================================
    Total liabilities                             3,087,353
===========================================================
Net assets applicable to shares outstanding    $117,975,116
___________________________________________________________
===========================================================

NET ASSETS:

Class A                                        $ 70,872,939
___________________________________________________________
===========================================================
Class B                                        $ 35,810,577
___________________________________________________________
===========================================================
Class C                                        $ 11,291,600
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE:

Class A                                           8,250,869
___________________________________________________________
===========================================================
Class B                                           4,163,803
___________________________________________________________
===========================================================
Class C                                           1,312,985
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                    $       8.59
-----------------------------------------------------------
  Offering price per share:
    (Net asset value of $8.59 divided by
      95.25%)                                  $       9.02
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per
    share                                      $       8.60
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per
    share                                      $       8.60
___________________________________________________________
===========================================================

STATEMENT OF OPERATIONS
---------------------------------------------------------------

FOR THE YEAR ENDED MARCH 31, 2002

INVESTMENT INCOME:

Interest                                        $ 7,554,508
===========================================================

EXPENSES:

Advisory fees                                       665,282
-----------------------------------------------------------
Administrative services fees                         50,000
-----------------------------------------------------------
Custodian fees                                        5,214
-----------------------------------------------------------
Distribution fees -- Class A                        175,981
-----------------------------------------------------------
Distribution fees -- Class B                        319,126
-----------------------------------------------------------
Distribution fees -- Class C                         85,754
-----------------------------------------------------------
Transfer agent fees                                  55,469
-----------------------------------------------------------
Trustees' fees                                        7,139
-----------------------------------------------------------
Other                                               129,798
===========================================================
    Total expenses                                1,493,763
===========================================================
Less: Fees waived                                  (575,781)
-----------------------------------------------------------
    Expenses paid indirectly                         (1,185)
===========================================================
    Net expenses                                    916,797
===========================================================
Net investment income                             6,637,711
===========================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES:

Net realized gain (loss) from investment
  securities                                     (1,373,656)
-----------------------------------------------------------
Change in net unrealized appreciation of
  investment securities                           1,001,629
===========================================================
Net gain (loss) from investment securities         (372,027)
===========================================================
Net increase in net assets resulting from
  operations                                    $ 6,265,684
___________________________________________________________
===========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

FOR THE YEARS ENDED MARCH 31, 2002 AND 2001

                                                                  2002            2001
                                                              ------------    ------------
OPERATIONS:

  Net investment income                                       $  6,637,711    $  4,483,064
------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities           (1,373,656)     (3,192,523)
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities                                                   1,001,629       2,558,954
==========================================================================================
    Net increase in net assets resulting from operations         6,265,684       3,849,495
==========================================================================================
Distributions to shareholders from net investment income:
  Class A                                                       (4,375,332)     (3,090,333)
------------------------------------------------------------------------------------------
  Class B                                                       (1,737,007)     (1,280,944)
------------------------------------------------------------------------------------------
  Class C                                                         (465,897)       (273,602)
------------------------------------------------------------------------------------------
Distributions in excess of net investment income:
  Class A                                                               --          (6,796)
------------------------------------------------------------------------------------------
  Class B                                                               --          (3,264)
------------------------------------------------------------------------------------------
  Class C                                                               --            (700)
------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                        8,187,685      24,659,023
------------------------------------------------------------------------------------------
  Class B                                                       10,223,695       5,708,561
------------------------------------------------------------------------------------------
  Class C                                                        4,528,845       2,742,674
==========================================================================================
    Net increase in net assets                                  22,627,673      32,304,114
==========================================================================================

NET ASSETS:

  Beginning of year                                             95,347,443      63,043,329
==========================================================================================
  End of year                                                 $117,975,116    $ 95,347,443
__________________________________________________________________________________________
==========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $128,671,148    $105,741,417
------------------------------------------------------------------------------------------
  Undistributed net investment income                               38,463        (110,507)
------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities                                                  (8,384,037)     (6,935,955)
------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities                                                  (2,350,458)     (3,347,512)
==========================================================================================
                                                              $117,975,116    $ 95,347,443
__________________________________________________________________________________________
==========================================================================================

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

MARCH 31, 2002


NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM High Income Municipal Fund (the "Fund") is a series portfolio of AIM Tax-Exempt Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of three separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to achieve a high level of current income exempt from federal income taxes.

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Portfolio securities are valued on the basis of prices provided by an independent pricing service approved by the Board of Trustees. Securities with a demand feature exercisable within one to seven days are valued at par. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Portfolio securities for which prices are not provided by the pricing service are valued at the mean between the last available bid and asked prices, unless the Board of Trustees, or persons designated by the Board of Trustees, determines that the mean between the last available bid and asked prices does not accurately reflect the current market value of the security. Securities for which market quotations either are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Notwithstanding the above, short-term obligations with maturities of 60 days or less are valued at amortized cost.

       The Fund's investments include lower-rated and unrated debt securities which may be more susceptible to adverse economic conditions than investment grade holdings. These securities are often subordinated to the prior claims of other senior lenders and uncertainties exist as to an issuer's ability to meet principal and interest payments. Securities rated below investment grade and comparable unrated securities represented approximately 93% of the Fund's investment portfolio at the end of the period.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

       On March 31, 2002, undistributed net investment income (loss) was increased by $84,920, undistributed net realized gains (losses) were decreased by $74,426 and shares of beneficial interest were decreased by $10,494 as a result of differing book/tax treatment of non-deductible organizational expenses, defaulted securities, and other reclassifications. Net assets of the Fund were unaffected by the reclassifications discussed above.

C. DISTRIBUTIONS -- Distributions from income are declared daily and paid monthly. Distributions from net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

       In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay "exempt interest dividends", as defined in the Internal Revenue Code.

       The Fund's capital loss carryforward of $7,821,164 is broken down by expiration date as follows:

   CAPITAL LOSS
   CARRYFORWARD    EXPIRATION
   ------------  --------------
   $  11,394     March 31, 2007
   ----------------------------
     995,895     March 31, 2008
   ----------------------------
    3,558,416    March 31, 2009
   ----------------------------
    3,255,459    March 31, 2010
   ============================
   $7,821,164
   ____________________________
   ============================


       As of March 31, 2002, the Fund has a post-October capital loss deferral of $562,873, which will be recognized in the following tax year.

E. EXPENSES -- Distribution expenses directly attributable to a class of shares are charged to those classes' operations. All other expenses are allocated among the classes based on relative net assets.


NOTE 2--CHANGE IN ACCOUNTING PRINCIPLE

As required, effective April 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing market discounts on debt securities. Prior to April 1, 2001, the Fund did not amortize market discounts on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $4,575 increase in the cost of securities and a corresponding $4,575 decrease in net unrealized gains and losses, based on securities held by the Fund on April 1, 2001.

  The effect of this change in fiscal year 2002 was to increase net investment income by $7,837, decrease net unrealized gains and losses by $5,126 and decrease net realized gains and losses by $2,711. As a result, the net investment income per share was increased by $0.01, net realized and unrealized gains and losses per share decreased by $0.01 and the ratio of net investment income to average net assets remained unchanged.

NOTE 3--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM based upon the following annual rates, to the average daily net assets of the Fund:

NET ASSETS                                     ANNUAL RATE
----------                                     -----------
First $500 million                                 0.60%
----------------------------------------------------------
Over $500 million up to and including $1
  billion                                          0.55%
----------------------------------------------------------
Over $1 billion up to and including $1.5
  billion                                          0.50%
----------------------------------------------------------
Over $1.5 billion                                  0.45%
__________________________________________________________
==========================================================


  During the year ended March 31, 2002, AIM waived fees of $575,781.

  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended March 31, 2002, AIM was paid $50,000 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended March 31, 2002, AFS was paid $28,867 for such services.

  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the year ended March 31, 2002, the Class A, Class B and Class C shares paid AIM Distributors $175,981, $319,126 and $85,754, respectively, as compensation under the Plans.

  AIM Distributors retained commissions of $74,990 from sales of the Class A shares of the Fund during the year ended March 31, 2002. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended March 31, 2002, AIM Distributors retained $214 and $4,370 in contingent deferred sales charges imposed on redemptions of Class A and Class C shares, respectively. AIM Distributors did not receive any contingent deferred sales charges for Class B shares.

  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.

  During the year ended March 31, 2002, the Fund paid legal fees of $3,160 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Trustees. A member of that firm is a trustee of the Trust.

NOTE 4--INDIRECT EXPENSES

For the year ended March 31, 2002, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $1,185 under an expense offset arrangement which resulted in a reduction of the Fund's total expenses of $1,185.

NOTE 5--TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 6--BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended March 31, 2002, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 7--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during 2002 and 2001 was as follows:

                                        2002          2001
                                     ----------    ----------
Distributions paid from:
  Ordinary income -- tax-exempt      $6,578,236    $4,644,879
-------------------------------------------------------------
  Ordinary income -- taxable                 --        10,760
=============================================================
                                     $6,578,236    $4,655,639
_____________________________________________________________
=============================================================


  As of March 31, 2002, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income -- tax-exempt    $     53,446
-----------------------------------------------------------
Capital loss carryforward                        (7,821,164)
-----------------------------------------------------------
Unrealized appreciation (depreciation)           (2,928,314)
===========================================================
                                               $(10,696,032)
___________________________________________________________
===========================================================


  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily due to the tax deferral of capital losses incurred after October 31.

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended March 31, 2002 was $57,928,155 and $32,671,711 respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of March 31, 2002 was as follows:

Aggregate unrealized appreciation of
  investment securities                         $ 1,938,476
-----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                          (4,279,713)
===========================================================
Net unrealized appreciation (depreciation) of
  investment securities                         $(2,341,237)
___________________________________________________________
===========================================================
Cost of investments for tax purposes is $118,204,569.

NOTE 9--SHARE INFORMATION

Changes in shares outstanding during the years ended March 31, 2002 and 2001 were as follows:

                                                                         2002                         2001
                                                              --------------------------    -------------------------
                                                                SHARES         AMOUNT         SHARES        AMOUNT
                                                              ----------    ------------    ----------    -----------
Sold:
  Class A                                                      3,982,092    $ 34,583,981     3,718,805    $31,879,509
---------------------------------------------------------------------------------------------------------------------
  Class B                                                      1,807,094      15,706,727     1,501,090     12,898,072
---------------------------------------------------------------------------------------------------------------------
  Class C                                                        989,594       8,586,847       672,004      5,765,277
=====================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                        225,105       1,951,631       175,324      1,502,755
---------------------------------------------------------------------------------------------------------------------
  Class B                                                         87,253         758,083        66,246        568,270
---------------------------------------------------------------------------------------------------------------------
  Class C                                                         29,497         256,000        18,201        156,143
=====================================================================================================================
Reacquired:
  Class A                                                     (3,265,341)    (28,347,927)   (1,015,267)    (8,723,241)
---------------------------------------------------------------------------------------------------------------------
  Class B                                                       (720,671)     (6,241,115)     (904,478)    (7,757,781)
---------------------------------------------------------------------------------------------------------------------
  Class C                                                       (495,955)     (4,314,002)     (370,320)    (3,178,746)
=====================================================================================================================
                                                               2,638,668    $ 22,940,225     3,861,605    $33,110,258
_____________________________________________________________________________________________________________________
=====================================================================================================================


NOTE 10--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                         CLASS A
                                                              -------------------------------------------------------------
                                                                                                           JANUARY 2, 1998
                                                                                                           (DATE OPERATIONS
                                                                        YEAR ENDED MARCH 31,                COMMENCED) TO
                                                              -----------------------------------------       MARCH 31,
                                                               2002        2001       2000       1999            1998
                                                              -------     -------    -------    -------    ----------------
Net asset value, beginning of period                          $  8.59     $  8.72    $ 10.04    $  9.99        $ 10.00
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.55(a)     0.54       0.56       0.54           0.11
---------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (0.01)      (0.11)     (1.32)      0.05          (0.01)
===========================================================================================================================
    Total from investment operations                             0.54        0.43      (0.76)      0.59           0.10
===========================================================================================================================
Less dividends from net investment income                       (0.54)      (0.56)     (0.56)     (0.54)         (0.11)
===========================================================================================================================
Net asset value, end of period                                $  8.59     $  8.59    $  8.72    $ 10.04        $  9.99
___________________________________________________________________________________________________________________________
===========================================================================================================================
Total return(b)                                                  6.41%       5.12%     (7.79)%     6.01%          1.04%
___________________________________________________________________________________________________________________________
===========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $70,873     $62,820    $38,645    $49,570        $17,787
___________________________________________________________________________________________________________________________
===========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                               0.55%(c)    0.55%      0.50%      0.29%          0.25%(d)
---------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                            1.07%(c)    1.17%      1.28%      1.29%          1.65%(d)
===========================================================================================================================
Ratio of net investment income to average net assets             6.26%(a)(c)    6.23%    5.95%     5.41%          4.80%(d)
___________________________________________________________________________________________________________________________
===========================================================================================================================
Portfolio turnover rate                                            30%         15%        51%        30%            21%
___________________________________________________________________________________________________________________________
===========================================================================================================================

(a) As required, effective April 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortization of all discounts on debt securities. Had the Fund not amortized discounts on debt securities, the net investment income per share would have been $0.54 and the ratio of net investment income to average net assets would have remained the same. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to April 1, 2001 have not been restated to reflect this change in presentation.
(b) Does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $70,392,341.
(d)  Annualized.

                                                                                         CLASS B
                                                              -------------------------------------------------------------
                                                                                                           JANUARY 2, 1998
                                                                                                           (DATE OPERATIONS
                                                                        YEAR ENDED MARCH 31,                COMMENCED) TO
                                                              -----------------------------------------       MARCH 31,
                                                               2002        2001       2000       1999            1998
                                                              -------     -------    -------    -------    ----------------
Net asset value, beginning of period                          $  8.61     $  8.72    $ 10.04    $  9.99         $10.00
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.48(a)     0.47       0.48       0.47           0.09
---------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (0.02)      (0.10)     (1.32)      0.04          (0.01)
===========================================================================================================================
    Total from investment operations                             0.46        0.37      (0.84)      0.51           0.08
===========================================================================================================================
Less dividends from net investment income                       (0.47)      (0.48)     (0.48)     (0.46)         (0.09)
===========================================================================================================================
Net asset value, end of period                                $  8.60     $  8.61    $  8.72    $ 10.04         $ 9.99
___________________________________________________________________________________________________________________________
===========================================================================================================================
Total return(b)                                                  5.47%       4.44%     (8.54)%     5.23%          0.81%
___________________________________________________________________________________________________________________________
===========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $35,811     $25,730    $20,298    $13,850         $2,699
___________________________________________________________________________________________________________________________
===========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                               1.31%(c)    1.30%      1.26%      1.04%          1.00%(d)
---------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                            1.83%(c)    1.92%      2.04%      2.04%          2.44%(d)
===========================================================================================================================
Ratio of net investment income to average net assets             5.50%(a)(c)    5.48%    5.19%     4.66%          4.05%(d)
___________________________________________________________________________________________________________________________
===========================================================================================================================
Portfolio turnover rate                                            30%         15%        51%        30%            21%
___________________________________________________________________________________________________________________________
===========================================================================================================================

(a) As required, effective April 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortization of all discounts on debt securities. Had the Fund not amortized discounts on debt securities, the net investment income per share would have remained the same and the ratio of net investment income to average net assets would have remained the same. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to April 1, 2001 have not been restated to reflect this change in presentation.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $31,912,549.
(d)  Annualized.

                                                                                       CLASS C
                                                              ----------------------------------------------------------
                                                                                                        JANUARY 2, 1998
                                                                                                        (DATE OPERATIONS
                                                                       YEAR ENDED MARCH 31,              COMMENCED) TO
                                                              --------------------------------------       MARCH 31,
                                                               2002        2001      2000      1999           1998
                                                              -------     ------    ------    ------    ----------------
Net asset value, beginning of period                          $  8.61     $ 8.72    $10.04    $ 9.99         $10.00
------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.48(a)    0.47      0.48      0.47           0.09
------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (0.02)     (0.10)    (1.32)     0.04          (0.01)
========================================================================================================================
    Total from investment operations                             0.46       0.37     (0.84)     0.51           0.08
========================================================================================================================
Less dividends from net investment income                       (0.47)     (0.48)    (0.48)    (0.46)         (0.09)
========================================================================================================================
Net asset value, end of period                                $  8.60     $ 8.61    $ 8.72    $10.04         $ 9.99
________________________________________________________________________________________________________________________
========================================================================================================================
Total return(b)                                                  5.47%      4.43%    (8.54)%    5.23%          0.79%
________________________________________________________________________________________________________________________
========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $11,292     $6,797    $4,100    $3,017         $  738
________________________________________________________________________________________________________________________
========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                               1.31%(c)   1.30%     1.26%     1.04%          1.00%(d)
------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                            1.83%(c)   1.92%     2.04%     2.04%          2.44%(d)
========================================================================================================================
Ratio of net investment income to average net assets             5.50%(a)(c)   5.48%   5.19%    4.66%          4.05%(d)
________________________________________________________________________________________________________________________
========================================================================================================================
Portfolio turnover rate                                            30%        15%       51%       30%            21%
________________________________________________________________________________________________________________________
========================================================================================================================

(a) As required, effective April 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortization of all discounts on debt securities. Had the Fund not amortized discounts on debt securities, the net investment income per share would have remained the same and the ratio of net investment income to average net assets would have remained the same. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to April 1, 2001 have not been restated to reflect this change in presentation.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $8,575,446.
(d)  Annualized.

REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

To the Shareholders of the AIM High Income Municipal Bond Fund and the Board of Trustees of AIM Tax-Exempt Funds:

  We have audited the accompanying statement of assets and liabilities of AIM High Income Municipal Fund (a portfolio of AIM Tax-Exempt Funds), including the schedule of investments, as of March 31, 2002, the related statement of operations for the period then ended, and the statements of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period ended March 31, 2000 were audited by other auditors whose report dated May 1, 2000, expressed an unqualified opinion on those financial highlights.

  We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM High Income Municipal Fund as of March 31, 2002, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                                  /s/ ERNST & YOUNG LLP

Houston, Texas
May 10, 2002

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

As of December 31, 2001

The address of each trustee and officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 86 portfolios in the AIM Funds complex. Column two below includes length of time served with any predecessor entities.

---------------------------------------------------------------------------------------------------------------------------------
NAME, YEAR OF BIRTH AND      TRUSTEE   PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS                OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH        AND/OR                                                               HELD BY TRUSTEE
THE TRUST                    OFFICER
                             SINCE
---------------------------------------------------------------------------------------------------------------------------------

INTERESTED PERSON

Robert H. Graham* - 1946      1993     Chairman, President and Chief Executive Officer, A I M     None
Trustee, Chairman and                  Management Group Inc. (financial services holding
President                              company); Chairman and President, A I M Advisors, Inc.
                                       (registered investment advisor); Director and Senior
                                       Vice President, A I M Capital Management, Inc.
                                       (registered investment advisor); Chairman, A I M
                                       Distributors, Inc. (registered broker dealer), A I M
                                       Fund Services, Inc. (registered transfer agent) and Fund
                                       Management Company (registered broker dealer); and
                                       Director and Vice Chairman, AMVESCAP PLC (parent of AIM
                                       and a global investment management firm)

INDEPENDENT TRUSTEES

Frank S. Bayley - 1939        2001     Of Counsel, law firm of Baker & McKenzie                   Badgley Funds, Inc. (registered
Trustee                                                                                           investment company)

Bruce L. Crockett - 1944      1993     Chairman, Crockett Technology Associates (technology       ACE Limited (insurance
Trustee                                consulting company)                                        company); and Captaris, Inc.
                                                                                                  (unified messaging provider)

Albert R. Dowden - 1941       2000     Chairman, Cortland Trust, Inc. (registered investment      None
Trustee                                company) and DHJ Media, Inc.; Director, Magellan
                                       Insurance Company; Member of Advisory Board of Rotary
                                       Power International (designer, manufacturer, and seller
                                       of rotary power engines); formerly, Director, President
                                       and CEO, Volvo Group North America, Inc.; and director
                                       of various affiliated Volvo companies

Edward K. Dunn, Jr. - 1935    1999     Formerly, Chairman, Mercantile Mortgage Corp.; Vice        None
Trustee                                Chairman, President and Chief Operating Officer,
                                       Mercantile-Safe Deposit & Trust Co.; and President,
                                       Mercantile Bankshares Corp.

Jack M. Fields - 1952         1997     Chief Executive Officer, Twenty First Century Group,       Administaff
Trustee                                Inc. (government affairs company)

Carl Frischling - 1937        1993     Partner, law firm of Kramer Levin Naftalis and Frankel     Cortland Trust, Inc.
Trustee                                LLP                                                        (registered investment company)

Prema Mathai-Davis - 1950     1998     Formerly, Chief Executive Officer, YWCA of the USA         None
Trustee

Lewis F. Pennock - 1942       1993     Partner, law firm of Pennock & Cooper                      None
Trustee

Ruth H. Quigley - 1935        2001     Retired                                                    None
Trustee

Louis S. Sklar - 1939         1993     Executive Vice President, Development and Operations,      None
Trustee                                Hines Interests Limited Partnership (real estate
                                       development company)

 * Mr. Graham is considered an interested person of the fund because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

--------------------------------------------------------------------------------
As of December 31, 2001

The address of each trustee and officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 86 portfolios in the AIM Funds complex. Column two below includes length of time served with any predecessor entities.

-----------------------------------------------------------------------------------------------------------------------------
                         TRUSTEE   PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS                OTHER DIRECTORSHIP(S)
NAME, YEAR OF BIRTH AND  AND/OR                                                               HELD BY TRUSTEE
POSITION(S) HELD WITH    OFFICER
THE TRUST                SINCE
-----------------------------------------------------------------------------------------------------------------------------

OTHER OFFICERS

Gary T. Crum - 1947       1993     Director and President, A I M Capital Management, Inc.;    N/A
Senior Vice President              Director and Executive Vice President, A I M Management
                                   Group Inc.; Director and Senior Vice President, A I M
                                   Advisors, Inc.; and Director, A I M Distributors, Inc.
                                   and AMVESCAP PLC (parent of AIM and a global investment
                                   management firm)

Carol F. Relihan - 1954   1993     Director, Senior Vice President, General Counsel and       N/A
Senior Vice President              Secretary, A I M Advisors, Inc. and A I M Management
and Secretary                      Group Inc.; Director, Vice President and General
                                   Counsel, Fund Management Company; and Vice President,
                                   A I M Fund Services, Inc., A I M Capital Management,
                                   Inc. and A I M Distributors, Inc.

Stuart W. Coco - 1955     1993     Senior Vice President-Director of Fixed Income Research,   N/A
Vice President                     A I M Capital Management, Inc.; and Vice President,
                                   A I M Advisors, Inc.

Melville B. Cox - 1943    1993     Vice President and Chief Compliance Officer, A I M         N/A
Vice President                     Advisors, Inc. and A I M Capital Management, Inc.; and
                                   Vice President, A I M Fund Services, Inc.

Karen Dunn Kelley - 1960  1993     Senior Vice President-Director of Cash Management, A I M   N/A
Kelley - 1960                      Capital Management, Inc.; Director and President, Fund
Vice President                     Management Company; and Vice President, A I M Advisors,
                                   Inc.

Dana R. Sutton - 1959     1993     Vice President and Fund Treasurer, A I M Advisors, Inc.    N/A
Vice President and
Treasurer

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.347.4246.
--------------------------------------------------------------------------------

OFFICE OF THE FUND      INVESTMENT ADVISOR        DISTRIBUTOR                AUDITORS
11 Greenway Plaza       A I M Advisors, Inc.      A I M Distributors, Inc.   Ernst & Young LLP
Suite 100               11 Greenway Plaza         11 Greenway Plaza          1221 McKinney, Suite 2400
Houston, TX 77046       Suite 100                 Suite 100                  Houston, TX 77010-2007
                        Houston, TX 77046         Houston, TX 77046

COUNSEL TO THE FUND     COUNSEL TO THE TRUSTEES   TRANSFER AGENT             CUSTODIAN
Ballard Spahr           Kramer, Levin, Naftalis   A I M Fund Services, Inc.  The Bank of New York
Andrews & Ingersoll,    & Frankel LLP             P.O. Box 4739              90 Washington Street,
LLP                     919 Third Avenue          Houston, TX 77210-4739     11th Floor
1735 Market Street      New York, NY 10022                                   New York, NY 10286
Philadelphia, PA 19103

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

We are required by Internal Revenue Code to advise you within 60 days of the Fund's fiscal year end as to the federal tax status of dividends paid by the Fund during its fiscal year ended March 31, 2002.

AIM High Income Municipal Fund Class A, Class B and Class C shares paid ordinary dividends in the amount of $0.5400, $0.4734 and $0.4734 per share, respectively during its tax year ended March 31, 2002. Of this amount, 100% qualified as tax-exempt interest dividends for federal income tax purposes.

For the purpose of preparing your annual federal income tax returns, however, you should report the amounts as reflected on the appropriate Form 1099-DIV.

                                  EQUITY FUNDS

     DOMESTIC EQUITY FUNDS           INTERNATIONAL/GLOBAL EQUITY FUNDS            A I M Management Group Inc. has provided
                                                                                 leadership in the mutual fund industry
        MORE AGGRESSIVE                      MORE AGGRESSIVE                     since 1976 and manages approximately
                                                                                 $158 billion in assets for more than
AIM Small Cap Opportunities(1)     AIM Developing Markets                        nine million shareholders, including
AIM Mid Cap Opportunities(1)       AIM European Small Company                    individual investors, corporate clients
AIM Large Cap Opportunities(1)     AIM Asian Growth                              and financial institutions.*
AIM Emerging Growth                AIM International Emerging Growth
AIM Small Cap Growth(2)            AIM Global Aggressive Growth                      The AIM Family of Funds--Registered
AIM Aggressive Growth              AIM European Development                      Trademark-- is distributed nationwide.
AIM Mid Cap Growth                 AIM Euroland Growth                           AIM is a subsidiary of AMVESCAP PLC, one
AIM Dent Demographic Trends        AIM International Equity                      of the world's largest independent
AIM Constellation                  AIM Global Growth                             financial services companies with $400
AIM Large Cap Growth               AIM Worldwide Spectrum                        billion in assets under management.*
AIM Weingarten                     AIM Global Trends
AIM Small Cap Equity               AIM International Value(4)
AIM Capital Development
AIM Charter                                      MORE CONSERVATIVE
AIM Mid Cap Equity
AIM Select Equity(3)                            SECTOR EQUITY FUNDS
AIM Value II
AIM Value                                         MORE AGGRESSIVE
AIM Blue Chip
AIM Mid Cap Basic Value            AIM New Technology
AIM Large Cap Core Equity          AIM Global Telecommunications and Technology
AIM Basic Value                    AIM Global Energy(5)
AIM Large Cap Basic Value          AIM Global Infrastructure
AIM Balanced                       AIM Global Financial Services
AIM Basic Balanced                 AIM Global Health Care
                                   AIM Global Utilities
       MORE CONSERVATIVE           AIM Real Estate(6)

                                                 MORE CONSERVATIVE

                        FIXED-INCOME FUNDS

  TAXABLE FIXED-INCOME FUNDS        TAX-FREE FIXED-INCOME FUNDS

        MORE AGGRESSIVE                   MORE AGGRESSIVE

AIM High Yield II                  AIM High Income Municipal
AIM High Yield                     AIM Municipal Bond
AIM Strategic Income               AIM Tax-Free Intermediate
AIM Income                         AIM Tax-Exempt Cash
AIM Global Income
AIM Total Return Bond                    MORE CONSERVATIVE
AIM Intermediate Government
AIM Floating Rate
AIM Limited Maturity Treasury
AIM Money Market

       MORE CONSERVATIVE

When assessing the degree of risk, AIM considered the following three factors: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within the particular group of The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. This order is subject to change. (1) Closed to new investors. (2) On March 18, 2002, AIM Small Cap Growth Fund was closed to most investors. For more information on who may continue to invest in the fund, please contact your financial advisor. (3) On July 13, 2001, AIM Select Growth Fund was renamed AIM Select Equity Fund. (4) On July 1, 2001, AIM Advisor International Value Fund was renamed AIM International Value Fund. (5) On September 1, 2001, AIM Global Resources Fund was renamed AIM Global Energy Fund. (6) On July 1, 2001, AIM Advisor Real Estate Fund was renamed AIM Real Estate Fund. FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING THE RISKS, SALES CHARGES AND EXPENSES, OBTAIN THE APPROPRIATE PROSPECTUS(ES) FROM YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS(ES) CAREFULLY BEFORE YOU INVEST OR SEND MONEY. If used as sales material after July 20, 2002, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter-end.

*As of 3/31/02                                          [AIM LOGO APPEARS HERE]
                                                        --Registered Trademark--
                                                        INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

                                                                        HIM-AR-1

A I M DISTRIBUTORS, INC.